Exhibit 10.1.58

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

PAGE OF PAGES
1 | 5
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00050		10/25/2017	See Schedule
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase:	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Incremental Funding IAW Paragraphs B.10, B.15 and B.16
E. IMPORTANT:	Contractor ☐ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to: (1) provide funding in the amount of [**Redacted**] under contract line item (CLIN) 0701, Service Level Agreement for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) ; (2) provide funding in the amount of [**Redacted**] under CLIN 0705, Physical Media Delivery; and (3) provide funding in the amount of [**Redacted**] under CLIN 0706, System Engineering Services Support. The total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**]. The total value of the Contract remains unchanged.

CLIN 0701 Service Level Agreement is incrementally funded through 11-January-2018.

Continued

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED [**Redacted**]	16B. UNITED STATES OF AMERICA [**Redacted**]	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)	[**Redacted**]

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00050	PAGE	OF
		2	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1.Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding, (change pages 22 and 23 are attached hereto):

a.Under CLIN Series 0700, Contract Year 8:

(1)Under CLIN 0701, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

(2)Under CLIN 0705, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(3)Under CLIN 0706, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(4)Under Subtotal Contract Year 8, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**]to [**Redacted**]. The Maximum Total Price column is unchanged.

b Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] obligation under new CLIN 0701 informational Sub-CLIN 070105 and Sub-CLIN

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00050	PAGE	OF
		3	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

070106, the [**Redacted**] obligation under new CLIN 0705 informational Sub-CLIN 070501, and the [**Redacted**] obligation under new CLIN 0706 informational Sub‑CLIN 070601. Change page 34b is attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2018

Change Item 0701 to read as follows(amount shown is the obligated amount):

0701

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). $300,000,000.00 per year CLIN VALUE: [**Redacted**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070105 as follows:

[**Redacted**]
070105

Commercial Satellite Imagery - SLA Funding CLIN VALUE: [**Redacted**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070106 as follows:

[**Redacted**]
070106	Commercial Satellite Imagery - SLA Funding CLIN VALUE: [**Redacted**] Product/Service Code: 7640 Continued ...				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00050	PAGE	OF
		4	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 0705 to read as follows(amount shown is the obligated amount):

0705

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt: N/A| Max. Amount:     [**Redacted**]

Minimum Guaranteed: N

CLIN VALUE: [**Redacted**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

Add Item 070501 as follows:

[**Redacted**]
070501

Commercial Satellite Imagery - Physical Media

Delivery Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 0706 to read as follows(amount shown is the obligated amount):

[**Redacted**]
0706

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00050	PAGE	OF
		5	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 09/01/2017 to 08/31/2018 Add Item 070601 as follows:
070601

Commercial Satellite Imagery - System Engineering Services Support Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

[**Redacted**]
	G-1 Accounting and Appropriation Data [**Redacted**]				Amount
	[**Redacted**] [**Redacted**] [**Redacted**]				[**Redacted**]
	[**Redacted**] [**Redacted**] [**Redacted**]				[**Redacted**]
	[**Redacted**] [**Redacted**]				[**Redacted**]
	[**Redacted**] s				[**Redacted**]
	Total:				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED